EXHIBIT 99.1

From Targeted Science
to Better Healthcare™

CLINICAL DATA®

                                Corporate Overview

        February 28, 2006

Clinical Data, Inc.

®

CLINICAL DATA®

From Targeted Science to Better Healthcare™

Forward-Looking Statements

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The following presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements.  These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business, technology and intellectual property obtained in our recent acquisitions of Genaissance Pharmaceuticals and Icoria;  our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance.  All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.  These risks and uncertainties include, but are not limited to: our ability to achieve the expected synergies and operating efficiencies from the Genaissance and Icoria acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenomic and biomarker products and services; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, and our 2004 and 2005 Quarterly Reports on Form 10-QSB and Form 10-Q.  Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Mission - Therapeutic DiagnosticsTM

Leverage advances in pharmacogenomics (PGx) and genetic
biomarker development to provide novel, proprietary diagnostics leading to more efficacious, safer, and less-costly, “targeted”
therapies.

The right drug

          for the right patient

                    in the right dosage

CLINICAL DATA®
From Targeted Science to Better Healthcare™

Investment Thesis

Clinical genomics can substantially reduce
therapeutic cost while improving patient outcomes

Clinical genomics products are:

Proprietary

High Value

Low Regulatory Burden

Medically Sound

Clinical Data is an emerging leader in
commercializing pharmacogenomics to guide drug
therapy

CLINICAL DATA®

From Targeted Science to Better Healthcare™

Management Team

Israel Stein, M.D., CEO & President

Mark Shooman, Chief Financial Officer

Drew Fromkin, President, PGxHEALTH

Carol Reed, M.D., Chief Medical Officer

Caesar Belbel, Chief Legal Officer

Garth Gardner, President, Vital Diagnostics

Ownership

13%

Institutions

3%

Management/Directors

8%

Dr. Stein

39%

RJ Kirk

Percentage Ownership

Owner

PGx HEALTH™
A DIVISION OF CLINICAL DATA

Introducing Therapeutic Diagnostics™

CLINICAL DATA®

From Targeted Science to Better Healthcare™

CO GENICS™
A DIVISION OF CLINICAL DATA

Comprehensive Pharmacogenomics and Molecular Services™

VITAL DIAGNOSTICS™
A DIVISION OF CLINICAL DATA

Making Diagnostics Accessible™

CLINICAL DATA®

From Targeted Science to Better Healthcare™

Corporate Structure

CLINICAL DATA®

From Targeted Science to Better Healthcare™

Highlights

450 employees worldwide

Annualized Revenues of $80+ mln

Market Cap: ~$200 million

NASDAQ National Market      CLDA

ISO 9001, EN13485, CE, FDA, GLP, CLIA

CLINICAL DATA

From Targeted Science to Better Healthcare

2005 Growth Story

Business Week, May 2005

#29 of 100 “Hot Growth Companies”

Boston Globe 100, May 2005

#9 overall     #1 in growth

Business 2.0, June 2005

#3 Fastest Growing Tech. Companies

Fortune September 2005

#10 Overall

PGx HEALTH™

A DIVISION OF CLINICAL DATA

Introducing Therapeutic Diagnostics℠

CLINICAL DATA®

From Targeted Science to Better Healthcare℠

CLINICAL DATA®

From Targeted Science to Better Healthcare™

PGxHealth

Individualized drug therapies

Match a patient with effective and safe
medications based on genetic diagnostic tests

Personalized disease prevention strategies

Develop genetic tests that estimate risk of
developing a particular disease, combined with
individualized therapies

Disease progression

CLINICAL DATA

From Targeted Science to Better Healthcare™

Reactive vs Predictive

Diagnosis

Drug 2

Drug 3

Drug 4

Drug 1

Time/Cost

Reactive Care

Diagnosis

PGx Drug 1

Time/Cost

Predictive Care

$ Millions
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2000
2001
2002
2007
U.S. Market
Global Market

CLINICAL DATA

From Targeted Science to Better Healthcare™

Global-U.S. Market / CNS
Psychotherapeutic Drugs

Revenues at U.S. Manufacturers' Sales Levels, 2000-2007

CLINICAL DATA®
From Targeted Science to Better Healthcare™

Vilazodone: A Potential Blockbuster
Pairing a Novel Antidepressant and Diagnostic

~17 million Americans suffer from depressive illness.

$9.75+ billion was spent in the U.S. on antidepressants in 2004

First-line treatment is ineffective in 50% of depressed patients

Variability among patients’ response to anti-depressive treatments means that there is a lot of added expense with little benefit

Physicians are likely to adopt a test/drug combination product with improved efficacy

Using pharmacogenomics, Vilazodone, now in
Phase III, may be the first “targeted”
antidepressant based on clinical genomics.

CLINICAL DATA®
From Targeted Science to Better Healthcare™

Vilazodone – A Business Model

Reposition a stalled compound by developing
efficacy biomarkers

Develop predictive tests concurrently with the drug

Identify biomarkers that may be used in proving
efficacy for a similar class of drugs in future studies

CLINICAL DATA

From Targeted Science to Better Healthcare™

PGxTM – The Next Revolution

GENERIC DRUGS

Enabled by legislation, mid-80’s

PHARMACY BENEFITS MANAGEMENT

Evolved in mid-90’s as part of ‘managed care’, Utilization Management

PHARMACOGENOMICS – Therapeutic Diagnostics

Infancy – Targeted Therapeutic Care

Reduce adverse events

Improve patient outcomes

Reduce cost

Speed drug development

FAMILION			

CLINICAL DATA
From Targeted Science to Better Healthcare™

Clinical Data PGx Tests  - 2006

Maintain
Through
Prometheus

Develop
and Launch

Initiate
Phase III

Validate -
Launch

Expand
Sales

2006

Oncology

Cardiology

CNS

CNS

Cardiology

Therapeutic Area

Childhood Leukemia –
Drug Toxicity

TPMT Test

Coagulation

Warfarin

Depression – SSRI

Vilazodone

Antipsychosis

CARING

(clozapine)

Cardiac

Channelopathies

Therapy/Pathology

Test

Inherited

Long QT

CLINICAL DATA®
From Targeted Science to Better Healthcare™

Near Term Opportunities with Payers/Employers

Distribution avenue for tests via payers and providers

Build into best practice protocols and managed care plan designs to reduce medical costs

Fund and accelerate new biomarker discovery with partners

Co-development of content and decision support tools

Strategic Development of PGx Tests

Advance quality measures

Decrease overall drug costs

Decrease total cost of care

Pay-for-performance hot spots

Competing therapies, reinvigoration of therapies

Emphasis on neuro-psychiatric, cardiology, oncology

COGENICS™

A DIVISION OF CLINICAL DATA

Comprehensive Pharmacogenomics and Molecular Services™

CLINICAL DATA®

From Targeted Science to Better Healthcare™

CLINICAL DATA®

From Targeted Science to Better Healthcare™

Molecular Services/Laboratory Business

Leading provider of CLIA regulated, GLP & research DNA/RNA analysis services. Locations in:

- New Haven, CT       -  Morrisville, NC

- Houston, TX             - Takeley, Cambridge UK.

Strong offerings to key markets: pharmaceutical, biotech, agricultural, government, and academia

Products and services applicable to wide range of diseases

Starting point for subset of the collaborations on next generation of genomic tests for targeting drug therapy

CLINICAL DATA

From Targeted Science to Better Healthcare™

Comprehensive Molecular and
Pharmacogenomics Services Business

Sequencing

Genotyping

Molecular Sciences

Gene Expression/Pathway Analysis

Extraction and BioBanking

Research

  Clinical

Preclinical

Post Launch

Supports development of BioMarkers and Molecular Diagnostics

Clinical PGx/Dx

Molecular Services

VITAL DIAGNOSTICS™

A DIVISION OF CLINICAL DATA

Making Diagnostics Accessible™

CLINICAL DATA®

From Targeted Science to Better Healthcare™

Vital Diagnostics Division

- Clinical Data S&S, Inc.

Smithfield RI and Brea CA

             Equipment distribution, reagent manufacturing & consulting

- Vital Scientific NV

Spankeren, The Netherlands

             Instrumentation Development and Production

- Vital Diagnostics Pty. Ltd.

Sydney, Australia

             Diagnostics distribution and immunoassay manufacturing

- Electa Lab Srl

Forli, Italy

              ESR Immunochemistry Instrumentation

Financial Information

Financial Summary
Income Statement (000’s)

For Three Months Ended

December 31,

For the Nine MonthsEnded

December 31,

2005

2004

2005

2004

REVENUES

Products

$13,780

$12,653

$

36,426

$38,599

Services

6,121

1,707

9,136

5,123

  Total

19,901

14,360

45,562

43,722

COST OF REVENUES

Products

8,960

8,250

23,481

25,192

Services

2,953

690

4,861

2,476

     Gross profit

7,988

5,420

17,220

16,054

OPERATING EXPENSES:

  Research and development

2,500

703

3,838

1,995

SG

&

A

7,497

2,962

14,083

8,782

  Purchased rese

arch and development

40,100

-

40,100

-

(Loss) income from operations

(42,109)

1,755

(40,801)

5,277

Financial Summary
Balance Sheet Highlights

     62,168

    23,809

    20,264

     5,346

Stockholders Equity

     13,206

     1,976

     2,048

          53

Debt

    120,572

    39,146

    38,318

    11,198

Total Assets

     30,654

     6,350

     6,350

          -

Goodwill

     48,409

    25,408

    26,349

     8,909

Current Assets

     13,607

     4,171

     1,800

        799

Cash

12/31/2005

3/31/2005

3/31/2004

3/31/2003

CLINICAL DATA®

From Targeted Science to Better Healthcare™

Key Drivers in 2006

Vilazodone Phase III clinical trial and biomarker development

Grow PGxHEALTH organically and through in-licensing

Establish biomarker discovery partnerships around near-term
test development

Ongoing development of existing biomarkers

Grow molecular and pharmacogenomics services business

Initiate first payer-sponsored clinical PGx programs

•

•

•

CLINICAL DATA®

From Targeted Science to Better Healthcare™

Clinical Data Summary

Emerge as a leader in clinical PGx by offering Therapeutic
Diagnostics to improve patient outcomes and reduce the cost of care

Develop genomic tests that are high margin and value priced
based on their unique, proprietary nature and impact on cost reductions in healthcare

Maintain and expand leadership position in providing
pharmacogenomic and molecular services to pharma, biotech
and academia

                                Corporate Overview

        February 28, 2006

Clinical Data, Inc.

®